UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2008

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 20, 2008, Sonus Networks, Inc. (the “Company”) announced that it sent a letter, which is filed as Exhibit 99.3, to Legatum Capital, one of its shareholders, in response to Legatum’s letter to the Company dated June 18, 2008.  On June 12, 2008, the Company sent a letter, which is filed as Exhibit 99.2, to Legatum in response to Legatum’s letters to the Company dated June 8 and June 11, 2008.  On May 21, 2008, the Company sent a letter, which is filed as Exhibit 99.1, to Legatum following discussions with the Company.

Item 9.01                                             Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter from Sonus Networks to Legatum dated May 21, 2008.
99.2	Letter from Sonus Networks to Legatum dated June 12, 2008.
99.3	Letter from Sonus Networks to Legatum dated June 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2008	SONUS NETWORKS, INC.

By:
/s/ Charles J. Gray
Charles J. Gray
Vice President and General Counsel

Exhibit Index

99.1                           Letter from Sonus Networks to Legatum dated May 21, 2008.

99.2                           Letter from Sonus Networks to Legatum dated June 12, 2008.

99.3                           Letter from Sonus Networks to Legatum dated June 20, 2008.